UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 14, 2015 (October 8, 2015)

UNIVERSAL AMERICAN CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35149 (Commission File Number)	27-4683816 (I.R.S. Employer Identification No.)

44 South Broadway

White Plains, New York 10601

(Address of principal executive offices) (Zip Code)

(914) 934-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

On October 8, 2015, Universal American Corp. (“UAC”) entered into Stock Purchase and Sale Agreement (the “Purchase Agreement”) by and among UAC, Universal American Holdings, LLC (the “Seller”), NSRE Holdings Inc. (the “Buyer”) and Nassau Reinsurance Group Holdings, L.P.  The Purchase Agreement provides that, subject to the terms and conditions thereof, the Buyer will acquire UAC’s Traditional Insurance business (the “Acquisition”) through the (i) acquisition of 100% of the capital stock of Constitution Life Insurance Company, a Texas stock insurance company (“CLICO”) and The Pyramid Life Insurance Company, a Kansas stock insurance company (“Pyramid” and together with CLICO, the “Acquired Companies”), and (ii) reinsurance of UAC’s Traditional Insurance business written by American Progressive Life & Health Insurance Company of New York.  UAC’s Traditional Insurance business includes its Medicare Supplement, Long Term Care, Disability, Life, and other ancillary insurance products, all of which have been in run-off since 2012.

Pursuant to the Purchase Agreement, at the closing, the Buyer will pay the Seller a base purchase price of $43 million, which is subject to adjustment based on target capital and surplus of the Acquired Companies at closing of $68.5 million.  In addition, subject to the terms and conditions of the Purchase Agreement, the Seller will also be entitled to receive potential earn-out payments through June 30, 2018 that may result in additional payments of between approximately $13 million and $24 million.

The Acquisition is subject to certain customary closing conditions, including, without limitation, the receipt of required approvals from Texas, Kansas and New York regulatory agencies without the imposition of any “burdensome condition” (as defined in the Purchase Agreement).  The Purchase Agreement contains customary representations, warranties, termination rights and covenants generally applicable to transactions in the insurance industry, including post-closing indemnification obligations and potential purchase price adjustments in the event of a failure to obtain certain third party approvals.

The foregoing description of the Purchase Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the copy of such agreement included as an exhibit to this Current Report on Form 8-K which is incorporated by reference herein.  The Purchase Agreement governs the contractual rights between the parties in relation to the Acquisition.  The Purchase Agreement has been filed as an exhibit to this Current Report on Form 8-K to provide investors with information regarding the terms of the Purchase Agreement and is not intended to modify or supplement any factual disclosures about UAC in its public reports filed with the Securities and Exchange Commission.  In particular, the Purchase Agreement is not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to UAC.  The representations and warranties contained in the Purchase Agreement have been negotiated with the principal purpose of establishing the circumstances in which a party may have the right not to consummate the Acquisition if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable under the securities laws.

Item 1.02                                           Termination of a Material Definitive Agreement

On October 8, 2015, UAC announced that it intended to repay its outstanding balance on its term loan and terminate the Credit Agreement, dated as of March 2, 2012 by and among UAC, Bank of America, N.A. as Administrative Agent and the other lenders party thereto (the “Credit Agreement”), effective October 14, 2015.  On October 14, 2015, UAC repaid all outstanding amounts owed under the Credit Agreement aggregating approximately $45 million and terminated the Credit Agreement, including the unused revolving credit facility under the Credit Agreement.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits.

2.1                               Stock Purchase and Sale Agreement dated as of October 8, 2015 by and among Universal American Corp., Universal American Holdings, LLC, NSRE Holdings, Inc. and Nassau Reinsurance Group Holdings, L.P.

Forward Looking Statements

This report and oral statements made from time to time by our executive officers may contain “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. Such statements that are not historical facts are hereby identified as forward-looking statements and intended to be covered by the safe harbor provisions of the PSLRA and can be identified by the use of the words “believe,” “expect,” “predict,” “project,” “potential,” “estimate,” “anticipate,” “should,” “intend,” “may,” “will,” and similar expressions or variations of such words, or by discussion of future financial results and events, strategy or risks and uncertainties, trends and conditions in our business and competitive strengths, all of which involve risks and uncertainties.

Where, in any forward-looking statement, we or our management expresses an expectation or belief as to future results or actions, there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished. Our actual results may differ materially from our expectations, plans or projections. We warn you that forward-looking statements are only predictions and estimates, which are inherently subject to risks, trends and uncertainties, many of which are beyond our ability to control or predict with accuracy and some of which we might not even anticipate.  We give no assurance that we will achieve our expectations and we do not assume responsibility for the accuracy and completeness of the forward-looking statements. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements as a result of many factors, including the risk factors described in the risk factor section of our SEC reports.

A summary of the information set forth in the “Risk Factors” section of our SEC reports and other risks includes, but is not limited to the following: the sale of our Traditional Insurance business is subject to numerous closing conditions and there can be no assurance that such transaction will ultimately be consummated; the impact of CMS’s final Medicare Advantage reimbursement rates for calendar year 2016; we are subject to extensive government regulation and the potential that CMS and/or other regulators could impose significant fines, penalties or operating restrictions on the Company, including with respect to False Claims Act matters or RADV audits; the Affordable Care Act and subsequent rules promulgated by CMS could have a material adverse effect on our opportunities for growth and our financial results; we are investing significant capital and management attention in new business opportunities, including our ACOs, that may not be successful; we may experience higher than expected medical loss ratios or lower revenues, especially with our new members in our Northeast markets, which could materially adversely affect our results of operations; if we fail to design and price our products properly and competitively or if the premiums and fees we charge are insufficient to cover the cost of health care services delivered to our members, our profitability may be materially adversely affected; our significant shareholders may sell or distribute their stock which could cause the price of our stock to decline; changes in governmental regulation or legislative reform could increase our costs of doing business and adversely affect our profitability; reductions in funding for Medicare programs could materially reduce our profitability; failure to reduce our operating costs could have a material adverse effect on our financial position, results of operations and cash flows; we may not be able to maintain or improve our CMS Star ratings which may cause certain of our plans to receive less bonuses or rebates than our competitors; changes in governmental regulation or legislative reform, including the impact of Sequestration, could reduce our revenues, increase our costs of doing business and adversely affect our profitability; a substantial portion of our revenues are tied to our Medicare businesses and regulated by CMS and if our government contracts are not renewed or are terminated, our business could be substantially impaired; we no longer sell long-term care insurance and the premiums that we charge for the long-term care policies that remain in force may not be adequate to cover the claims expenses that we incur; any failure by us to manage our operations or to successfully complete or integrate acquisitions, dispositions and other significant transactions could harm our financial results, business and prospects; we could be subject to a cyber-attack or similar network breach that could damage our reputation and have a material adverse effect.  Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of Universal American.

All forward-looking statements included in this report are based upon information available to UAC as of the date of the report, and we assume no obligation to update or revise any such forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 14, 2015

UNIVERSAL AMERICAN CORP.

By:	/s/ Tony L. Wolk
Name: Tony L. Wolk
Title: EVP, General Counsel and Secretary

EXHIBIT INDEX

2.1                               Stock Purchase and Sale Agreement dated as of October 8, 2015 by and among Universal American Corp., Universal American Holdings, LLC, NSRE Holdings, Inc. and Nassau Reinsurance Group Holdings, L.P.